SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 25, 2001



                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
           (Exact name of the registrant as specified in it's charter)



Delaware                               333-59998            75-2006294

(State or other                 (Commission File Number)    (I.R.S. Employee
jurisdiction of incorporation)                              Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                       55437
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code           (952) 832-7000

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Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the October, 2001 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.



Master Serviced by Residential Funding Corporation

1989-SW1A RFM1 1990-3A RFM1 1991-21A RFM1 1991-25A RFM1 1991-4 RFM1 1991-R14
RFM1 1992-S11 RFM1 1992-S16 RFM1 1992-S18 RFM1 1992-S2 RFM1 1992-S20 RFM1
1992-S22 RFM1 1992-S24 RFM1 1992-S27 RFM1 1992-S30 RFM1 1992-S31 RFM1 1992-S32
RFM1 1992-S33 RFM1 1992-S34 RFM1 1992-S35 RFM1 1992-S36 RFM1 1992-S37 RFM1
1992-S38 RFM1 1992-S39 RFM1 1992-S41 RFM1 1992-S43 RFM1 1992-S44 RFM1 1992-S6
RFM1 1992-S9 RFM1 1993-MZ1 RFM1 1993-MZ2 RFM1 1993-MZ3 RFM1 1993-S10 RFM1
1993-S11 RFM1 1993-S12 RFM1 1993-S13 RFM1 1993-S14 RFM1 1993-S15 RFM1 1993-S16
RFM1 1993-S17 RFM1 1993-S18 RFM1 1993-S2 RFM1 1993-S20 RFM1 1993-S21 RFM1
1993-S22 RFM1 1993-S23 RFM1 1993-S24 RFM1 1993-S25 RFM1 1993-S26 RFM1 1993-S27
RFM1 1993-S28 RFM1 1993-S29 RFM1 1993-S3 RFM1 1993-S30 RFM1 1993-S31 RFM1
1993-S32 RFM1 1993-S33 RFM1 1993-S34 RFM1 1993-S35 RFM1 1993-S36 RFM1 1993-S37
RFM1 1993-S38 RFM1 1993-S39 RFM1 1993-S40 RFM1 1993-S41 RFM1 1993-S42 RFM1
1993-S43 RFM1 1993-S44 RFM1 1993-S45 RFM1 1993-S46 RFM1 1993-S47 RFM1 1993-S48
RFM1 1993-S49 RFM1 1993-S6 RFM1 1993-S7 RFM1 1993-S9 RFM1 1994-MZ1 RFM1 1994-RS4
RFM1 1994-S1 RFM1 1994-S10 RFM1 1994-S11 RFM1 1994-S12 RFM1 1994-S13 RFM1
1994-S14 RFM1 1994-S15 RFM1 1994-S16 RFM1 1994-S17 RFM1 1994-S18 RFM1 1994-S19
RFM1 1994-S2 RFM1 1994-S20 RFM1 1994-S3 RFM1 1994-S5 RFM1 1994-S6 RFM1 1994-S7
RFM1 1994-S8 RFM1 1994-S9 RFM1 1995-R5 RFM1 1995-S1 RFM1 1995-S10 RFM1 1995-S11
RFM1 1995-S12 RFM1 1995-S13 RFM1 1995-S14 RFM1 1995-S15 RFM1 1995-S16 RFM1
1995-S17 RFM1 1995-S18 RFM1 1995-S19 RFM1 1995-S2 RFM1 1995-S21 RFM1 1995-S3
RFM1 1995-S4 RFM1 1995-S6 RFM1 1995-S7 RFM1 1995-S8 RFM1 1995-S9 RFM1 1996-S1
RFM1 1996-S10 RFM1 1996-S11 RFM1 1996-S12 RFM1 1996-S13 RFM1 1996-S14 RFM1
1996-S15 RFM1 1996-S16 RFM1 1996-S17 RFM1 1996-S18 RFM1 1996-S19 RFM1 1996-S2
RFM1 1996-S20 RFM1 1996-S21 RFM1 1996-S22 RFM1 1996-S23 RFM1 1996-S24 RFM1
1996-S25 RFM1 1996-S3 RFM1 1996-S4 RFM1 1996-S5 RFM1 1996-S6 RFM1 1996-S7 RFM1
1996-S8 RFM1 1996-S9 RFM1 1996-S9 RFM1 1997-S1 RFM1 1997-S10 RFM1 1997-S11 RFM1
1997-S12 RFM1 1997-S12RIIIRFM1 1997-S13 RFM1 1997-S14 RFM1 1997-S15 RFM1
1997-S16 RFM1 1997-S17 RFM1 1997-S18 RFM1 1997-S19 RFM1 1997-S2 RFM1 1997-S20
RFM1 1997-S21 RFM1 1997-S3 RFM1 1997-S4 RFM1 1997-S5 RFM1 1997-S6 RFM1 1997-S7
RFM1 1997-S8 RFM1 1997-S9 RFM1 1998-NS1 RFM1 1998-NS2 RFM1 1998-S1 RFM1 1998-S10
RFM1 1998-S12 RFM1 1998-S13 RFM1 1998-S14 RFM1 1998-S15 RFM1 1998-S16 RFM1
1998-S17 RFM1 1998-S18 RFM1 1998-S19 RFM1 1998-S2 RFM1 1998-S20 RFM1 1998-S21
RFM1 1998-S22 RFM1 1998-S23 RFM1 1998-S24 RFM1 1998-S25 RFM1 1998-S26 RFM1
1998-S27 RFM1 1998-S28 RFM1 1998-S29 RFM1 1998-S3 RFM1 1998-S30 RFM1 1998-S31
RFM1 1998-S4 RFM1 1998-S5 RFM1 1998-S6 RFM1 1998-S7 RFM1 1998-S8 RFM1 1998-S9
RFM1 1999-S1 RFM1 1999-S10 RFM1 1999-S11 RFM1 1999-S12 RFM1 1999-S13 RFM1
1999-S14 RFM1 1999-S15 RFM1 1999-S16 RFM1 1999-S17 RFM1 1999-S18 RFM1 1999-S19
RFM1 1999-S2 RFM1 1999-S20 RFM1 1999-S21 RFM1 1999-S22 RFM1 1999-S23 RFM1
1999-S24 RFM1 1999-S25 RFM1 1999-S3 RFM1 1999-S4 RFM1 1999-S5 RFM1 1999-S6 RFM1
1999-S7 RFM1 1999-S8 RFM1 1999-S9 RFM1 2000-S1 RFM1 2000-S10 RFM1 2000-S11 RFM1
2000-S12 RFM1 2000-S13 RFM1 2000-S14 RFM1 2000-S15 RFM1 2000-S16 RFM1 2000-S2
RFM1 2000-S3 RFM1 2000-S4 RFM1 2000-S5 RFM1 2000-S6 RFM1 2000-S7 RFM1 2000-S8
RFM1 2000-S9 RFM1 2001-S1 RFM1 2001-S10 RFM1 2001-S11 RFM1 2001-S12 RFM1
2001-S13 RFM1 2001-S14 RFM1 2001-S15 RFM1 2001-S16 RFM1 2001-S17 RFM1 2001-S18
RFM1 2001-S19 RFM1 2001-S2 RFM1 2001-S20 RFM1 2001-S21 RFM1 2001-S22 RFM1
2001-S3 RFM1 2001-S4 RFM1 2001-S5 RFM1 2001-S6 RFM1 2001-S7 RFM1 2001-S8 RFM1
2001-S9 RFM1 2001-SA1 RFM1





Item 7. Financial Statements and Exhibits

(a)     Not applicable
(b)     Not applicable
(c)     See Item 5

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.


By:     /s/ Davee Olson
Name:   Davee Olson
Title:  Chief Financial Officer
Dated:  October 25, 2001

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